UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2006

CHANNELL COMMERCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28582	95-2453261
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

26040 Ynez Road, Temecula, California		92591
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (951) 719-2600

N/A

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligalion of the registrant under any of the following provisions (see General Instruction A.2):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240,14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (7 CFR 240.13c-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On February 28, 2006, Channell Commercial Corporation (the “Company”), as borrower representative, entered into a Waiver and Fourth Amendment to Loan and Security Agreement (the “Fourth Amendment”), dated as of February 28, 2006, by and among the Company, Bank of America, N.A. (as assignee of Banc of America Leasing and Capital, LLC, successor-in-interest to Fleet Capital Corporation), as administrative agent under the Loan Agreement, as defined below (the “Administrative Agent”), BABC Global Finance Inc. (as assignee of Fleet Capital Global Finance, Inc., as assignee of Fleet Capital Canada Corporation), as Canadian Agent under the Loan Agreement (the “Canadian Agent”), Bank of America, N.A. (as successor-in-interest to Fleet National Bank, London U.K. Branch), as UK Agent under the Loan Agreement (the “UK Agent”), and the lenders party to the Loan Agreement. The Fourth Amendment is filed herewith as Exhibit 10.1 and is incorporated herein by this reference.

Pursuant to the Fourth Amendment, the lenders under the Loan Agreement, dated as of September 25, 2002, among the Company, the other borrowers identified therein, the Administrative Agent, the Canadian Agent, the UK Agent and the lenders party thereto, as amended (the “Loan Agreement”), waived the Company’s existing event of default resulting from the failure to maintain the minimum fixed charge coverage ratio. In addition, the Fourth Amendment, among other things, (i) removed the minimum fixed charge coverage ratio covenant from the Loan Agreement, (ii) imposed a reserve in the amount of $600,000 against borrowing availability under the revolving credit loans facility, (iii) made the domestic term loan a stand-alone facility, (iv) extended the term of the loans from February 28, 2006 to March 31, 2007, (iv) reduced the revolving credit maximum amount to $10,000,000 and (v) amended the capital expenditures covenant and the aggregate availability covenant.

Item 9.01.                              Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

Exhibit 10.1

Waiver and Fourth Amendment to Loan and Security, dated as of February 28, 2006, by and among Channell Commercial Corporation, Bank of America, N.A. (as assignee of Banc of America Leasing and Capital, LLC, successor-in-interest to Fleet Capita] Corporation), BABC Global Finance Inc. (as assignee of Fleet Capital Global Finance, Inc., as assignee of Fleet Capital Canada Corporation), Bank of America, N.A. (as successor-in-interest to Fleet National Bank, London U.K Branch) and the lenders party to the Loan and Security Agreement dated as of September 25, 2002 (as amended)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report  to be signed on its behalf by the undersigned hereunto duly authorized.

CHANNELL COMMERCIAL CORPORATION
(Registrant)

Date: March 6, 2006

/s/ Jerry Collazo
Jerry Collazo
Chief Financial Officer
(Duly authorized officer of the Registrant)